Exhibit 99.1

For Immediate Release

Contact: Scott Howat

Director of Corporate

Communications

(734) 827-5421

AFFINIA RETOOLING GLOBAL ORGANIZATION

Filtration and Brake & Chassis Presidents

Focus on Increased Efficiency, Enhanced Responsiveness

ANN ARBOR, MICH. (July 15, 2008) – With a focus on enhanced efficiency and responsive customer relationships, Affinia Group is retooling the company’s organization with the assignment of focused global responsibilities to presidents of Global Filtration and Global Brake & Chassis business units.

Keith A. Wilson will continue to serve as President, Global Filtration, while H. David Overbeeke, a senior executive with an extensive financial and management background largely with GE, has joined Affinia as President, Global Brake & Chassis. Reporting directly to Terry R. McCormack, President and CEO of Affinia, the two group presidents have been assigned operational, sales and financial accountability for their respective groups.

According to McCormack, the changes will create a flatter, more agile organization with executive, operations and sales management tightly aligned with the needs of market channel constituents. As an enhancement to the company’s customer-focused approach, vice presidents of sales positions have been created for Global Filtration and Global Brake & Chassis groups to direct respective field sales forces for their product lines and brands.

“Today’s market dynamics make it more important than ever that we stay as close as possible to our customers,” McCormack said. “These organizational changes will improve communications throughout our supply chain. The aim is to help assure that we respond quickly and effectively to market changes for the benefit of our channel partners and customers.”

A 25-year veteran of the aftermarket, Wilson has served as President and Division Manager of WIX filtration products and the Global Filtration Group since September 2000. Wilson has held management positions in all aspects of aftermarket manufacturing, sales and marketing.

Prior to joining Affinia, Overbeeke served as Operating Advisor for Oak Hill Capital Partners, a private equity firm with more than $6 billion of committed capital. Prior to Oak Hill he spent many years with GE in such diverse roles as CIO of NBC Universal, Executive Vice President with Digital Media and General Manager of Fleet Operations at GE Aviation.

“Everything we do today is all about delivering value to our customers and channel partners through product quality, innovation, and unrelenting focus on service.” McCormack said. “These organizational changes reflect our ability and willingness to anticipate and stay ahead of major shifts in the business environment.”

Affinia Group Inc. is a global leader in the on- and off-highway replacement products and services industry. In North America the Affinia family of brands includes WIX® filters, Raybestos®, AIMCO® and BrakePro® brake products, and McQuay-Norris® and Spicer® Chassis parts. South American and European brands include Nakata®, Filtron®, Urba® and Quinton Hazell®. For more information, visit www.affiniagroup.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements may include comments concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical. When used in this release, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there is no assurance that these expectations, beliefs and projections will be achieved. With respect to all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this release. Such risks, uncertainties and other important factors include, among others: our substantial leverage; limitations on flexibility in operating our business contained in our debt agreements; pricing and import pressures; the shift in demand from premium to economy products; our dependence on our largest customers; changing distribution channels; increasing costs for manufactured components, raw materials, crude oil and energy prices; our ability to achieve cost savings from our restructuring; increased costs in imported products from China and other low cost sources; the consolidation of distributors; risks associated with our non-U.S. operations; product liability and customer warranty and recall claims; changes to environmental and automotive safety regulations; changes to anti-dumping duty rates; risk of impairment to intangibles and goodwill; risk of successful refinancing if required; non-performance by, or insolvency of, our suppliers or our customers; work stoppages or similar difficulties could significantly disrupt our operations, and other labor disputes; challenges to our intellectual property portfolio; and our exposure to a recession. Additionally, there may be other factors that could cause our actual results to differ materially from the forward-looking statements.

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